Exhibit 99.1
IndyMac Bancorp, Inc. Corporate Update Lehman Brothers 2006 Financial Services Conference

Forward-Looking Statements Certain statements contained in this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend," "goal," "target," and similar expressions identify forward-looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, the effect of economic and market conditions including industry volumes and margins; the level and volatility of interest rates; Indymac's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of estimates used in determining the fair value of financial assets of Indymac; the credit risks with respect to our loans and other financial assets; the actions undertaken by both current and potential new competitors; the availability of funds from Indymac's lenders and from loan sales and securitizations to fund mortgage loan originations and portfolio investments; the execution of Indymac's growth plans and ability to gain market share in a significant market transition; the impact of disruptions triggered by natural disasters; the impact of current, pending or future legislation, regulations or litigation; and other risk factors described in the reports that Indymac files with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K While all of the above items are important, the highlighted items represent those that, in management's view, merit increased focus given current conditions

Outline Indymac's Hybrid Thrift/Mortgage Banking Business Model Enterprise Risk Management Secondary Market Warranty Reserves Retained Assets Valuation and Management Builder Construction Portfolio Other Perceived Credit Risk Issues

Hybrid Thrift/Mortgage Bank... Structured To Maximize Shareholder Returns 40% of Capital Thrift 21% of Capital Mortgage Servicing*** Corporate 8% of Capital 31% of Capital Mortgage Production ***Includes other retained assets Percents above are based on Q2 06 average capital Rising rates & increasing competition Potential for re- purchase losses Relatively high reliance on Pay Option ARMs Small market share - room for growth Diverse product mix e-MITS (risk based pricing) Key Issues Requires sophisticated management Interest rate neutral/stable returns Strong ROE Scale efficiencies Key Issues High credit quality loans and securities Highly liquid assets Growth somewhat dependant on production Interest rate neutral/ stable returns Strong ROE Strong asset growth Key Issues 9th Largest Mortgage Originator* 8th Largest US Savings & Loan** *Q2 06 National Mortgage News Survey **Based on assets

There Are Seven Key Internal Activities That Drive Success In Our Business Marketing and sales innovation and execution (including product and service innovation) Product pricing (risk-based) Opportunistically investing in and trading, based on best execution, single-family mortgage-related loans, servicing rights and securities Automation, standardization, process improvement and outsourcing, resulting in cost efficiencies Incubation and merger and acquisitions focused around core mortgage and thrift businesses Enterprise Risk Management Accountability systems and meritocracy culture

Enterprise Risk Management Framework At Indymac Exists On Multiple Levels Outside Indymac Office of Thrift Supervision Rating Agencies Equity and Debt Analysts Federal Deposit Insurance Corporation Fixed Income Investors Shareholders Ernst & Young Alston & Bird Lenders to Indymac Board Level Audit Committee Enterprise Risk Management Committee Compliance and Technology Committee Management Level Internal Audit Corporate Enterprise Risk Management Group Risk Management functions decentralized within business units

Enterprise Risk Management Business Foundation Demonstrates Focus On This Key Business Success Driver * ERM scope is limited to the design of operating controls (i.e. controls from initiation through settlement of a transaction) while the design of controls to ensure proper accounting and financial reporting is the responsibility of Corporate Accounting Business Definition ERM, as a part of management, develops, maintains and monitors Indymac's cost effective yet "best-in-class" enterprise-wide risk management framework, including its system of operating internal controls* Strategic Mission ERM will foster a risk management culture throughout Indymac and protect the Company from unexpected losses, earnings surprises and reputational damage. It will also provide management and the Board with a better understanding of the trade-offs between risk and rewards, leading to smarter investment decisions and more consistent and generally higher long term return on equity Core Strategies ERM Core Strategies to accomplish our Mission are as follows: Organize ERM utilizing the regulatory CAMELS framework (Capital, Asset Quality, Management, Earnings, Liquidity, Sensitivity) with a particular emphasis on three key risks: 1) Credit Risk, 2) Interest Rate Risk and, 3) Model Risk. Recruit and retain a strong team of experts who understand that they must help management understand and balance risk vs. return for the Company to earn a reasonable profit In collaboration with Internal Audit, develop a risk scoring system that focuses the vast majority of both ERM's and Internal Audit's efforts on key high risk areas. This system will also be designed to have the support and confidence of Indymac's Board, regulators and external auditors Establish, maintain, and enforce strong operating policies and procedures that are heavily weighted towards Indymac's key risks and are simple yet highly effective Document all key operating processes and associated internal controls. Regularly and systematically critique these processes and controls, and assist management in improving them to an appropriate level, utilizing a cost vs. benefit analysis framework Develop and maintain a monitoring/reporting system that tracks actual risks that the Company is incurring and provide management timely feedback so that appropriate actions can be taken, balancing risk and return Track major historical losses and work with management to implement changes in the enterprise-wide risk management framework (including its system of operating internal controls) to significantly reduce the likelihood of a similar loss recurring

Corporate-Level Enterprise Risk Management Aligned Based On Three Primary Risks: Interest, Credit And Modeling

Indymac Utilizes The Regulatory CAMELS Framework To Evaluate Risks 10 Key High Risk Areas (other than items outside our control: Business Cycle and Regulatory Guidelines) None Secondary Market Warranty Reserves Home Builder Construction IT Business Continuity Planning & Data Security Enterprise Risk Management Framework Financial Reporting Controls Risk-Based Pricing of Loans & Assets Trading/Best Execution of Loans & Hedging Pipeline Holding Company Liquidity Management Sensitivity to Market Risk Servicing Valuation and Hedging Other Retained Asset Valuation and Management

Repurchase Volume Has Increased Due To Increase In Loan Volume But Declined As A % Of Loan Sales...Loss Severity Rates Have Increased Slightly Due To Higher Loss Rates On Seconds 2004 2005 1H 06 18 24 36 46 83 21 0.21 0.2 0.16 Repurchase Volume ($ in millions) $64 $107 $57 (% of loans sold) Non-Early Payment Default % of loans sold * Excludes Post-sale due diligence repurchases, sale error repurchases, and accelerated sale facility repurchases. These repurchase types are administrative in nature and generally are re-sold immediately at little or no loss ** We discontinued offering lower FICO closed end seconds beginning in Q1 06, as these products underperformed and secondary market execution deteriorated Actual & Estimated Losses on Repurchased Loans Repurchase Year Repurchase Reason Loss Severity Rate Total* EPD Non-EPD 2004 2005 1H 06 1H 06 Adjusted** $0.4 $4.7 $12.6 $5.5 $13.6 $17.8 $2.7 $2.7 $14.0 $22.5 $15.4 $8.2 22% 21% 27% 20% Losses to total loan sales (bps) 2.8 2.8 2.3 1.2 Risk #2

For Loans Sold After 2004, Warranty Accruals Have Been Consistent With Or Exceeded Repurchase Losses Loans Sold - Original Balance Loans Sold - UPB Outstanding Current Warranty Reserve Current Warranty Reserve in bps Losses to total loan sales in bps (in $ millions) Pre-2004 Reserves N/A N/A $3 N/A N/A 2004 2005 2006 $51 $70 $6 $ Repurchased (in $ millions) $14 $19 $2 $ Losses Pre-2004 Repurchases Loss Rate Severity % 27% 27% 33% Loans sold after January 1st, 2004 have warranty reserves established at time of sale. Reserves are based on loan type and sales channel For loans sold prior to 2004, no warranty reserves were established. Losses are recorded upon receipt of repurchase demands $31,036 $15,564 $8 5.5 2.8 2004 $52,297 $41,687 $9 2.2 2.8 2005 $36,123 $30,928 $15 4.7 2.3 1H 2006 $119,456 $88,179 $35 4.0 N/A Totals Risk #2

Secondary Market Warranty Costs are Minor Relative to Overall Mortgage Banking Revenue Margin and Origination Costs Gross mortgage banking revenue margin Warranty costs Net mortgage banking revenue margin Origination costs Net loan profitability 170 (7) 163 (78) 85 Q2 05 (in bps to UPB of loans sold) Net Loan Profitability Q1 06 113 (3) 110 (59) 51 Q2 06 129 (6) 123 (56) 67 Risk #2

Indymac Prudently Values And Manages Non-Investment Grade And Residual Securities

Risk #3

(Dollars in millions)	Loans Sold in Private Label Securitization	Additions to Non-investment Grade & Residual Securities (Retained Securities)	Retained Securities as a % of Loans Sold	Balance of Retained Securities	Total Retained Securities as a % of Tier 1 Capital*	Retained Securities Sold or Re-REMICed**
Q2'06	$9,000	$66	0.73%	$329	13%	$0
Q1'06	$6,600	$51	0.77%	$271	12%	$0
Year ended 2005	$31,300	$73	0.23%	$226	11%	$37
Year ended 2004	$16,000	$187	1.17%	$219	13%	$24
Year ended 2003	$5,800	$27	0.47%	$70	6%	$11
Year ended 2002	$6,300	$78	1.24%	$86	10%	$19

Collateral Type of Non-Investment Grade Securities and Residuals



Alt-A
7%
Subprime
25%
Lot
25%
43%
HELOC & Seconds

Key Valuation Assumptions as of June 30, 2006

	3 Month Pre-payment Speeds	Discount Yield	Remaining Cumulative Loss Rate
Non-investment grade securities	33.8%	13.1%	1.4%
Residuals	35.9%	23.6%	2.2%

MSRs and Other Retained Assets	Q2 2005	Q2 2006
Net Income	$9,254	$24,752
Allocated Capital	$176,731	$363,809
Return on Equity	21%	27%
Other Retained Assets Only		
Net Income	$3,535	$6,080
Allocated Capital	$63,566	$122,619
Return on Equity	22%	20%

* Subject to regulatory limit of 25%. Excludes Retained Securities rated BB and higher
** All pay option ARM securities ($19mm book value) sold in 3Q 06 at a $3.5mm gain imb IndymacBank
www.indymacbank.com ■ Raise your expectations.®
NYSE:NDE
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Builder Construction Portfolio Provides Risk Diversification And Strong Returns

Risk #4

- Builder construction is synergistic to our SFR mortgage lending business, leveraging Company housing expertise
- Builder construction portfolio has little interest rate risk but has more concentrated credit risk, providing risk diversification to the Company's risk profile
- Prudent credit risk management policies including portfolio limitations, strong underwriting guidelines, risk-based pricing matrix and adequate loan loss reserves
- Stable and consistent profits over 13 years of history with this product; Q2 06 ROE of 27%

Portfolio Characteristics ($ in millions)	June 30, 2006
Book value of builder construction loans	$1,013
Average loan commitment	$11
# of builders	134
# of projects	186
Original LTV	71%
Current LTV	63%
Percentage of homes under construction or completed – pre-sold	62%
Guarantees (% with full guarantees)	90%
NPA's (% of portfolio)	0.04%
Loan loss reserves as a % of book value	1.41%
Average sale price	$349

Geographic Distribution (%)	June 30, 2006
Southern California	36%
Northern California	16%
Florida	12%
Illinois	10%
Oregon	5%
New York	4%
Other	17%
Total	100%

imb IndymacBank www.indymacbank.com ■ Raise your expectations.® NYSE:NDE 13

Other Perceived Credit Risk Issues

Indymac's Balance Sheet Consists Of Low Credit Risk And Highly Liquid Assets % of Total Assets Investment grade securities 19% Mortgage loans held for sale 28% Cash & FHLB Stock 3% Mortgage loans held for investment 23% Mortgage servicing rights 7% Consumer construction 8% Fixed and other assets 5% Non-investment grade securities 1% Builder construction and land loans 6% Mortgage loans held for sale (19% subprime, 11% HELOC) Mortgage loans held for investment Consumer construction loans Total lower credit risk portfolios Builder construction and land loans HELOCs and subprime loans held for investment (< 1% of total assets) Total higher credit risk portfolios Total As of June 30, 2006 LTV/ CLTV* Avg. FICO LTV/ CLTV* Sea- soning (months) Original Current 80% 73% 75% 76% 71% 77% 71% 76% 700 713 714 707 N/A 734 734 709 80% 58% 65% 71% 63% 71% 63% 70% 3 22 9 11 8 6 8 11 Underlying credit quality indicators of loans are strong, demonstrating prime-quality assets 7% Higher credit risk * LTVs on first liens and combined LTVs on 2nd liens, current LTVs/CLTVs based on OFHEO HPI HELOCs and subprime loans held for investment <1%

Indymac's Predominantly Prime Quality Production Closely Resembles That Of Other Prime Mortgage Lenders * Based on National Mortgage News Q2'06 survey and company press releases Predominantly Prime Lenders Predominantly Sub-Prime Lenders N/D = Not Disclosed

Indymac Does Not Have Any Material Risk Of Loss From Pay Option Arms We have sold 96% of our Pay Option ARM production to the secondary market Pay Option ARM portfolio retained for investment purposes totaling $1.3 billion, or 6% of total assets, has an average current CLTV of 62.4% and FICO of 708 Sale of $6.6 million of investment grade securities and $12.5 million of non- investment grade securities collateralized by Pay Option ARMs generated gains totaling $3.5 million in Q3 06; currently, we do not own any non-investment grade or residuals collateralized by Pay Option ARMs. "Yet the banking system has insulated itself reasonably well... For one thing, banks can sell some of their option ARMs off to Wall Street." (Business Week, 9/01/2006 - negative article on Option ARMs)

Production of 80/20 Loans Represents 15% Of Total Production; Second Liens Represent Only 3% Total Q2 06 Production $20,591 $ in millions Q2 06 80/20 Loan Production $ 3,136 1st Lien Position (80%) 2nd Lien Position (20%) $2,509 $627 % of total Q2 06 Production 15% 3% .................................... Average FICO 704 Average CLTV 95% Q2 06 % loan production by purpose Purchase Cash out Rate/Term East 0.865 0.12 0.0131 Rate/term refi Purchase Cash out refi Consumer benefit of 80/20 loans: to avoid mortgage insurance and jumbo loan pricing

Indymac Has The Business Model, Strategies And Team In Place To Succeed Industrywide margins and volumes don't stabilize and go down further Regulatory risk related to non-traditional loans Our servicing hedge does not perform as expected One of our large builders could have liquidity issues and default ("form over substance risk") What could go wrong? Production Proven ability to gain market share and profits in down markets-still relatively small scale allows for growth Reliance on mortgage brokers results in variable cost production...focus on resale purchase market Expanding geographic presence and sales force growth Diverse and innovative product mix originated with proper risk-based pricing Agency equivalent prime credit quality lender Superior credit quality and liquidity on balance sheet No big warranty risks: prudent process and solid warranty reserves Strong ERM framework with consistent management of pipeline margins & hedging of servicing asset Credit Quality and Enterprise Risk Management Execution Indymac's team is solely focused and dedicated to housing We have proven track record of accomplishments, laying out expectations, and beating them Meritocracy culture and management accountability system

Reaffirm Previous Guidance Of $5.00 To $5.40 With Base Case Of $5.26 While the forecast above represents our best estimation at this time, actual results could vary significantly Currently expecting 3Q06 production and market share to be at all time highs based on record pipeline of $12.5 billion at June 30, 2006. Increased production forecast should allow for some balance sheet growth in 2H06

Indymac Raise your expectations

Appendix

Risk Management Functions Are Also Performed At Business-Unit Level SFR Mortgage Production Thorough Sellers/3rd party approval & monitoring Pre-funding quality control reviews Sound underwriting guidelines Rigorous in-house appraisal reviews Post-funding quality control audits Loss mitigation/fraud recovery management Secondary Marketing & Retained Assets Automated & centrally controlled risk-based pricing system Centralized rate-lock & pipeline hedge management Business unit interest rate risk policies and limits Daily interest rate monitoring including MSR Value-at-Risk and pipeline mark-to-market Comprehensive valuation & model change controls Sound counter-party trading controls Thrift Corporate-wide investment policy Business unit credit & interest rate risk policies Consolidated credit & interest rate risk monitoring Internal Asset Review Effective disposition of non- performing assets

95% of reverse mortgages are FHA insured (based on number of loans) While Indymac production is evaluated using the S&P LEVELS model, this data is not audited or endorsed by S&P. S&P Evaluated Production excludes second liens, HELOC, reverse mortgages, and construction loans. Trends Show Credit Quality Of Production Relatively Stable Year Over Year

Credit Characteristics Of Pay Option ARM Product Are Similar To Other Products (1) Based on loans with documented income (2) House price appreciation is calculated based on OFHEO HPI MSA data on a loan level basis

Management Has A Strong Track Record Of Growth And Returns Over Various Interest Rate Environments (1) 1999 marked the beginning of Indymac's transition to a depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marked inception of Indymac's transition from a passive REIT to an operating mortgage banker with current senior management